 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 5, 2007

JUNIPER GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19170	11-2866771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Cutter Mill Road, Suite 611, Great Neck, New York	11021
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 829-4670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

To obtain funding for its ongoing operations, Juniper Group, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on December 28, 2005 for the sale of (i) $1,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,000,000 shares of the Company's common stock.

On December 28, 2005, the Investors purchased $500,000 in Notes and received Warrants to purchase 500,000 shares of the Company's common stock. On May 18, 2007, the Investors purchased an additional $500,000 in Notes and received Warrants to purchase an additional 500,000 shares of the Company's common stock.

The Notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.05 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of May 18, 2007, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $0.02366 and, therefore, the conversion price for the secured convertible notes was $0.01183. Based on this conversion price, the $1,000,000 Notes, excluding interest, were convertible into 84,530,854 shares of our common stock.

We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.15 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets as well as registration rights.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $.13 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The sale of the Notes described in Item 1.01 was completed on December 28, 2005 with respect to $500,000 of the Notes and on May 18, 2007 with respect to the remaining $500,000 of the Notes. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02  Unregistered Sales of Equity Securities

The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In December, 2006, the Company determined that the correct application of accounting principles had not been applied in 2005 and 2004 for equity instruments issued to consultants for services, it (a) incorrectly failed to apply EITF 00-19 to its outstanding warrants and (2) used a method to value the derivatives arising from its outstanding convertible notes that may not have met the “fair value” criteria required by Statement of Financial Accounting Standards No. 133.   These matters came to the attention of the Company’s Chief Executive Officer while preparing a registration statement on Form SB-2.

In its recently completed registration statement, the Company restated its financial statements for the interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006 and the year ended December 31, 2005 and the interim periods therein. The Company intends to file amended quarterly reports for the interim periods ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2005, June 30, 2005, September 30, 2005 and its annual report for the year ended December 31, 2005. The Company expects these amended reports to be filed by the end of July, 2007.

Item 8.01  Other Events

Lawsuit:

On June 15, 2007, Juniper Entertainment, Inc. and Juniper Services, Inc. (together, “Juniper”), two wholly-owned subsidiaries of the Company, commenced a lawsuit against Michael Calderhead and James Calderhead, disloyal former employees, in the United States District Court for the Eastern District of New York (Case No. 07-CV-2413).  The complaint asserts claims against the Calderheads for breaches of a stock exchange agreement, breaches of an employment agreement, and breaches of fiduciary duties owed to Juniper and its wholly-owned affiliate New Wave Communication Inc. (“New Wave”).  Juniper seeks preliminary and permanent injunctions restraining the Calderheads from, among other things, competing with Juniper and New Wave, as well as compensatory and punitive damages.  On June 22, 2007, the Court granted a temporary restraining order against the Calderheads.  On July 9, 2007, Juniper’s motion for preliminary injunctive relief will be heard before the Hon. A. Kathleen Tomlinson, U.S.M.J.

Item 9.01  Financial Statements and Exhibits

Exhibit No. Description

10.1
Securities Purchase Agreement dated December 28, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 5, 2006)

10.2	Form of Callable Secured Convertible Note dated December 28, 2005 (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 5, 2006
10.3	Form of Stock Purchase Warrant dated December 28, 2005 (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 5, 2006
10.4
Security Agreement dated December 28, 2005by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 5, 2006

10.5	Form of Callable Secured Convertible Note dated May 18, 2007
10.6	Form of Stock Purchase Warrant dated May 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Group, Inc.

Date: July 5, 2007	By:/s/Vlado P. Hreljanovic
Name: Vlado P. Hreljanovic Title: Chief Executive Officer